For period ending November 30, 2000

	Exhibit 77Q1(e)

File number 811-4040

INTERIM SUB-ADVISORY CONTRACT
	Agreement made as of October 10, 2000
("Contract") between MITCHELL HUTCHINS ASSET
MANAGEMENT INC., a Delaware corporation ("Mitchell
Hutchins"), and PACIFIC INVESTMENT MANAGEMENT
COMPANY LLC, a Delaware limited liability company
("Sub-Adviser").
	RECITALS
	(1)	Mitchell Hutchins has entered into an
Interim Investment Management and Administration
Agreement, dated October 10, 2000 ("Management
Agreement"), with PaineWebber Managed Investments
Trust ("Trust"), an open-end management investment
company registered under the Investment Company Act of
1940, as amended ("1940 Act"), with respect to the series
of the Trust designated as PaineWebber U.S. Government
Income Fund ("Series");
	(2)	Mitchell Hutchins wishes to retain the Sub-
Adviser to furnish certain investment advisory services to
Mitchell Hutchins and the Series; and
	(3)	The Sub-Adviser is willing to furnish such
services;
	NOW, THEREFORE, in consideration of the
premises and mutual covenants herein contained, Mitchell
Hutchins and the Sub-Adviser agree as follows:
	1.	Appointment.  Mitchell Hutchins hereby
appoints the Sub-Adviser as an investment sub-adviser
with respect to the Series for the period and on the terms
set forth in this Contract.  The Sub-Adviser accepts that
appointment and agrees to render the services herein set
forth, for the compensation herein provided.
	2.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of
the Trust's Board of Trustees ("Board") and review by
Mitchell Hutchins, and any written guidelines adopted by
the Board or Mitchell Hutchins, the Sub-Adviser will
provide a continuous investment program for all or a
designated portion of the assets ("Segment") of the Series,
including investment research and discretionary
management with respect to all securities and investments
and cash equivalents in the Series or Segment.  The Sub-
Adviser will determine from time to time what investments
will be purchased, retained or sold by the Series or
Segment.  The Sub-Adviser will be responsible for placing
purchase and sell orders for investments and for other
related transactions for the Series or Segment.  The Sub-
Adviser will be responsible for voting proxies of issuers of securities held by the Series or Segment.  The Sub-
Adviser understands that the Series' assets need to be
managed so as to permit it to qualify or to continue to
qualify as a regulated investment company under
Subchapter M of the Internal Revenue Code, as amended
("Code").  The Sub-Adviser will provide services under this
Contract in accordance with the Series' investment
objective, policies and restrictions as stated in the Series'
Prospectus and in the Trust's currently effective
registration statement under the 1940 Act, and any
amendments or supplements thereto ("Registration
Statement").
	(b)	The Sub-Adviser agrees that, in placing
orders with brokers, it will attempt to obtain the best net
result in terms of price and execution; provided that, on
behalf of the Series, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research,
analysis, advice and similar services to execute portfolio
transactions on behalf of the Series or Segment, and the
Sub-Adviser may pay to those brokers in return for
brokerage and research services a higher commission than
may be charged by other brokers, subject to the Sub-
Adviser's determining in good faith that such commission
is reasonable in terms either of the particular transaction
or of the overall responsibility of the Sub-Adviser to the
Series or and its other clients and that the total
commissions paid by the Series or Segment will be
reasonable in relation to the benefits to the Series over the long term.  In no instance will portfolio securities be
purchased from or sold to Mitchell Hutchins or the Sub-
Adviser, or any affiliated person thereof, except in
accordance with the federal securities laws and the rules
and regulations thereunder.  The Sub-Adviser may
aggregate sales and purchase orders with respect to the
assets of the Series or Segment with similar orders being
made simultaneously for other accounts advised by the
Sub-Adviser or its affiliates.  Whenever the Sub-Adviser
simultaneously places orders to purchase or sell the same
security on behalf of the Series and one or more other
accounts advised by the Sub-Adviser, the orders will be
allocated as to price and amount among all such accounts
in a manner believed to be equitable over time to each
account.  Mitchell Hutchins recognizes that in some cases
this procedure may adversely affect the results obtained
for the Series or Segment.  The Sub-Adviser is authorized
on behalf of the Series and Segment to enter into
agreements and execute any documents required to make
investments pursuant to the Prospectus, as such
Prospectus may be amended from time to time.
	(c)	The Sub-Adviser will maintain all books
and records required to be maintained pursuant to the
1940 Act and the rules and regulations promulgated
thereunder with respect to transactions by the Sub-
Adviser on behalf of the Series or Segment, and will
furnish the Board and Mitchell Hutchins with such
periodic and special reports as the Board or Mitchell
Hutchins reasonably may request.  In compliance with the
requirements of Rule 31a-3 under the 1940 Act, the Sub-
Adviser hereby agrees that all records that it maintains for the Series are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940
Act any records that it maintains for the Trust and that
are required to be maintained by Rule 31a-1 under the
1940 Act, and further agrees to surrender promptly to the
Trust any records that it maintains for the Series upon
request by the Trust.
	(d)	At such times as shall be reasonably
requested by the Board or Mitchell Hutchins, the Sub-
Adviser will provide the Board and Mitchell Hutchins with
economic and investment analyses and reports as well as
quarterly reports setting forth the performance of the
Series or Segment and make available to the Board and
Mitchell Hutchins any economic, statistical and
investment services that the Sub-Adviser normally makes
available to its institutional or other customers.
	(e)	In accordance with procedures adopted by
the Board, as amended from time to time, the Sub-Adviser
is responsible for assisting in the fair valuation of all
portfolio securities in the Series or Segment and will use
its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Sub-Adviser
for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an
automated pricing service.
	3.	Further Duties.  In all matters relating to
the performance of this Contract, the Sub-Adviser will
seek to act in conformity with the Trust's Trust
Instrument, By-Laws and Registration Statement and with
the written instructions and written directions of the
Board and Mitchell Hutchins; and will comply with the
requirements of the 1940 Act and the Investment Advisers
Act of 1940, as amended ("Advisers Act") and the rules
under each, Subchapter M of the Internal Revenue Code
("Code"), as applicable to regulated investment companies;
and all other federal and state laws and regulations
applicable to the Trust and the Series.  Mitchell Hutchins
agrees to provide to the Sub-Adviser copies of the Trust's
Trust Instrument, By-Laws, Registration Statement,
written instructions and directions of the Board and
Mitchell Hutchins, and any amendments or supplements
to any of these materials as soon as practicable after such
materials become available; and further agrees to identify
to the Sub-Adviser in writing any broker-dealers that are
affiliated with Mitchell Hutchins (other than PaineWebber
Incorporated and Mitchell Hutchins itself).
	4.	Expenses.  During the term of this
Contract, the Sub-Adviser will bear all expenses incurred
by it in connection with its services under this Contract.
The Sub-Adviser shall not be responsible for any expenses
incurred by the Trust, the Series or Mitchell Hutchins.
	5.	Compensation.
(a)	For the services provided and the expenses assumed
by the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, not the Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate of 0.225% of the average daily net assets of the Series or Segment (computed in the manner specified in the Management Agreement) and will provide the Sub-
Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Series within the Sub-Adviser's Segment.
(b)	The fee shall be accrued daily and payable monthly
to the Sub-Adviser on or before the last business day of the next succeeding calendar month.
	(c)	If this Contract becomes effective or
terminates before the end of any month, the fee for the
period from the effective date to the end of the month or
from the beginning of such month to the date of
termination, as the case may be, shall be pro-rated
according to the proportion that such period bears to the
full month in which such effectiveness or termination
occurs.
	6.	Limitation of Liability.
	(a)	The Sub-Adviser shall not be liable for any
error of judgment or mistake of law or for any loss suffered by the Series, the Trust, its shareholders or by Mitchell
Hutchins in connection with the matters to which this
Contract relates, except a loss resulting from willful
misfeasance, bad faith or gross negligence on its part in
the performance of its duties or from reckless disregard by
it of its obligations and duties under this Contract.
	(b)	In no event will the Sub-Adviser have any
responsibilities for any other series of the Trust, for any
portion of the Series' investments not managed by the
Sub-Adviser or for the acts or omissions of any other sub-
adviser to the Trust or Series.
		In particular, in the event the Sub-Adviser
shall manage only a portion of the Series' investments, the
Sub-Adviser shall have no responsibility for the Series'
being in violation of any applicable law or regulation or
investment policy or restriction applicable to the Series as a whole or for the Series' failing to qualify as a regulated investment company under the Code, if the securities and
other holdings of the Segment managed by the Sub-
Adviser are such that such Segment would not be in such
violation or fail to so qualify if such segment were deemed
a separate series of the Trust or a separate "regulated
investment company" under the Code.
		Nothing in this section shall be deemed a
limitation or waiver of any obligation or duty that may not
by law be limited or waived.
	7.	Representations of Sub-Adviser.  The Sub-
Adviser represents, warrants and agrees as follows:
	(a)	The Sub-Adviser (i) is registered as an
investment adviser under the Advisers Act and will
continue to be so registered for so long as this Contract
remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services
contemplated by this Contract; (iii) has met and will seek
to continue to meet for so long as this Contract remains in
effect, any other applicable federal or state requirements,
or the applicable requirements of any regulatory or
industry self-regulatory agency necessary to be met in
order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform
the services contemplated by this Contract; and (v) will
promptly notify Mitchell Hutchins of the occurrence of any
event that would disqualify the Sub-Adviser from serving
as an investment adviser of an investment company
pursuant to Section 9(a) of the 1940 Act or otherwise.
	(b)	The Sub-Adviser has adopted a written
code of ethics and appropriate procedures complying with
the requirements of Rule 17j-1 under the 1940 Act and
will provide Mitchell Hutchins and the Board with a copy
of such code of ethics, together with evidence of its
adoption.  Within fifteen days of the end of the last
calendar quarter of each year that this Contract is in
effect, the president or a vice president of the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has
complied with the requirements of Rule 17j-1 during the
previous year and that there has been no material
violation of the Sub-Adviser's code of ethics or, if such a
violation has occurred, that appropriate action was taken
in response to such violation.  Upon the written request of
Mitchell Hutchins, the Sub-Adviser shall permit Mitchell
Hutchins, its employees or its agents to examine the
reports required to be made by the Sub-Adviser pursuant
to Rule 17j-1 and all other records relevant to the Sub-
Adviser's code of ethics.
	(c)	The Sub-Adviser has provided Mitchell
Hutchins with a copy of its Form ADV, as most recently
filed with the Securities and Exchange Commission
("SEC") and promptly will furnish a copy of all
amendments to Mitchell Hutchins at least annually.
	(d)	The Sub-Adviser will notify Mitchell
Hutchins of any change of control of the Sub-Adviser,
including any change of its general partners or 25%
shareholders or 25% limited partners, as applicable, and
any changes in the key personnel who are either the
portfolio manager(s) of the Series or senior management of
the Sub-Adviser, in each case prior to, or promptly after,
such change.
	(e)	The Sub-Adviser agrees that neither it, nor
any of its affiliates, will in any way refer directly or
indirectly to its relationship with the Series, the Trust,
Mitchell Hutchins or any of their respective affiliates in
offering, marketing or other promotional materials without
the prior express written consent of Mitchell Hutchins.
	8.	Representations of Mitchell Hutchins.
Mitchell Hutchins represents that (i) the Trust was duly
organized as a Massachusetts business trust under the
laws of the Commonwealth of Massachusetts, (ii) the
appointment of the Sub-Adviser has been duly authorized
and (iii) the Trust has acted and will continue to act in
conformity with the 1940 Act and other applicable laws.
	9.	Services Not Exclusive.  The services
furnished by the Sub-Adviser hereunder are not to be
deemed exclusive and the Sub-Adviser shall be free to
furnish similar services to others so long as its services
under this Contract are not impaired thereby or unless
otherwise agreed to by the parties hereunder in writing.
Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-
Adviser, who may also be a Trustee, officer or employee of
the Trust, to engage in any other business or to devote his
or her time and attention in part to the management or
other aspects of any other business, whether of a similar
nature or a dissimilar nature.
	10.	Duration and Termination.
(a)	This Contract shall become effective upon the day
and year first written above, provided that this Contract has been approved for the Series by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast at a meeting called for the purpose of voting on such approval and in which the Trustees may participate by any means of communication that allows all Trustees participating to hear each other simultaneously during the meeting.
(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for a period of 150 days after the day and year first above written.
	(c)	Notwithstanding the foregoing, with
respect to the Series, this Contract may be terminated at
any time, without the payment of any penalty, by vote of
the Board or by a vote of a majority of the outstanding
voting securities of the Series on ten days' written notice
to the Sub-Adviser and may be terminated by the Sub-
Adviser at any time, without the payment of any penalty,
on sixty days' written notice to Mitchell Hutchins.  The
Contract may also be terminated, without payment of
penalty, by Mitchell Hutchins (i) upon material breach by
the Sub-Adviser of any of the representations and
warranties set forth in Paragraph 7 of this Contract, if
such breach shall not have been cured within a 20 day
period after notice of such breach or (ii) if, in the
reasonable judgment of Mitchell Hutchins, the Sub-
Adviser becomes unable to discharge its duties and
obligations under this Contract, including circumstances
such as financial insolvency of the Sub-Adviser or other
circumstances that could adversely affect the Series.
	11.	Amendment of this Contract.  No provision
of this Contract may be changed, waived, discharged or
terminated orally, but only by an instrument in writing
signed by the party against whom enforcement of the
change, waiver, discharge or termination is sought.  To the
extent required by applicable law, no amendment of this
Contract as to the Series shall be effective until approved
by vote of the Independent Trustees or a majority of the
Series' outstanding voting securities.
	12.	Governing Law.  This Contract shall be
construed in accordance with the 1940 Act and the laws of
the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable
provisions of the 1940 Act, the latter shall control.
	13.	Miscellaneous.  The captions in this
Contract are included for convenience of reference only
and in no way define or delimit any of the provisions
hereof or otherwise affect their construction or effect.  If any provision of this Contract shall be held or made
invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.
This Contract shall be binding upon and shall inure to the
benefit of the parties hereto and their respective
successors.  As used in this Contract, the terms "majority
of the outstanding voting securities," "affiliated person,"
"interested person," "assignment," "broker," "investment
adviser," "net assets," "sale," "sell" and "security" shall
have the same meaning as such terms have in the 1940
Act, subject to such exemption as may be granted by the
SEC by any rule, regulation or order.  Where the effect of a requirement of the federal securities laws reflected in any
provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to
incorporate the effect of such rule, regulation or order.
This Contract may be signed in counterpart.
	14.	Notices.  Any notice herein required is to be
in writing and is deemed to have been given to the Sub-
Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. O'Donnell, Deputy General Counsel. All notices provided to the Sub-
Adviser will be sent to the attention of Seth R. Ruthen, Senior Vice President, with a copy to the Chief Legal
Officer.


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114
By:
	Name:  Keith A. Weller
	Title:  First Vice President
By:
	Name:  Dianne E. O'Donnell
	Title:  Deputy General Counsel





Attest:

PACIFIC INVESTMENT MANAGEMENT
COMPANY LLC
840 Newport Center Drive, Suite 300
Newport Beach, California  92660
By:
	Name:
	Title:
By:
	Name:
	Title:






For period ending November 30, 2000

	Exhibit  Q1(e)

File number 811-4040


INTERIM SUB-ADVISORY CONTRACT
	Agreement made as of October 10, 2000
("Contract") between MITCHELL HUTCHINS ASSET
MANAGEMENT INC., a Delaware corporation ("Mitchell
Hutchins"), and METROPOLITAN WEST ASSET
MANAGEMENT, LLC, a California limited liability company
("Sub-Adviser").
	RECITALS
	(1)	Mitchell Hutchins has entered into an
Interim Investment Management and Administration
Agreement, dated October 10, 2000 ("Management
Agreement"), with PaineWebber Managed Investments
Trust ("Trust"), an open-end management investment
company registered under the Investment Company Act of
1940, as amended ("1940 Act"), with respect to the series
of the Trust designated as PaineWebber Investment Grade
Income Fund ("Series");
	(2)	Mitchell Hutchins wishes to retain the Sub-
Adviser to furnish certain investment advisory services to
Mitchell Hutchins and the Series; and
	(3)	The Sub-Adviser is willing to furnish such
services;
	NOW, THEREFORE, in consideration of the
premises and mutual covenants herein contained, Mitchell
Hutchins and the Sub-Adviser agree as follows:
	1.	Appointment.  Mitchell Hutchins hereby
appoints the Sub-Adviser as an investment sub-adviser
with respect to the Series for the period and on the terms
set forth in this Contract.  The Sub-Adviser accepts that
appointment and agrees to render the services herein set
forth, for the compensation herein provided.
	2.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of
the Trust's Board of Trustees ("Board") and review by
Mitchell Hutchins, and any written guidelines adopted by
the Board or Mitchell Hutchins, the Sub-Adviser will
provide a continuous investment program for all or a
designated portion of the assets ("Segment") of the Series,
including investment research and discretionary
management with respect to all securities and investments
and cash equivalents in the Series or Segment.  The Sub-
Adviser will determine from time to time what investments
will be purchased, retained or sold by the Series or
Segment.  The Sub-Adviser will be responsible for placing
purchase and sell orders for investments and for other
related transactions for the Series or Segment.  The Sub-
Adviser will be responsible for voting proxies of issuers of securities held by the Series or Segment.  The Sub-
Adviser understands that the Series' assets need to be
managed so as to permit it to qualify or to continue to
qualify as a regulated investment company under
Subchapter M of the Internal Revenue Code, as amended
("Code").  The Sub-Adviser will provide services under this
Contract in accordance with the Series' investment
objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940
Act, and any amendments or supplements thereto
("Registration Statement").
	(b)	The Sub-Adviser agrees that, in placing
orders with brokers, it will obtain the best net result in
terms of price and execution; provided that, on behalf of
the Series, the Sub-Adviser may, in its discretion, use
brokers that provide the Sub-Adviser with research,
analysis, advice and similar services to execute portfolio
transactions on behalf of the Series or Segment, and the
Sub-Adviser may pay to those brokers in return for
brokerage and research services a higher commission than
may be charged by other brokers, subject to the Sub-
Adviser's determining in good faith that such commission
is reasonable in terms either of the particular transaction
or of the overall responsibility of the Sub-Adviser to the
Series and its other clients and that the total commissions
paid by the Series or Segment will be reasonable in
relation to the benefits to the Series over the long term.  In no instance will portfolio securities be purchased from or
sold to Mitchell Hutchins or the Sub-Adviser, or any
affiliated person thereof, except in accordance with the
federal securities laws and the rules and regulations
thereunder.  The Sub-Adviser may aggregate sales and
purchase orders with respect to the assets of the Series or
Segment with similar orders being made simultaneously
for other accounts advised by the Sub-Adviser or its
affiliates.  Whenever the Sub-Adviser simultaneously
places orders to purchase or sell the same security on
behalf of the Series and one or more other accounts
advised by the Sub-Adviser, the orders will be allocated as
to price and amount among all such accounts in a manner
believed to be equitable over time to each account.
Mitchell Hutchins recognizes that in some cases this
procedure may adversely affect the results obtained for the
Series or Segment.
	(c)	The Sub-Adviser will maintain all books
and records required to be maintained pursuant to the
1940 Act and the rules and regulations promulgated
thereunder with respect to transactions by the Sub-
Adviser on behalf of the Series or Segment, and will
furnish the Board and Mitchell Hutchins with such
periodic and special reports as the Board or Mitchell
Hutchins reasonably may request.  In compliance with the
requirements of Rule 31a-3 under the 1940 Act, the Sub-
Adviser hereby agrees that all records that it maintains for the Series are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940
Act any records that it maintains for the Trust and that
are required to be maintained by Rule 31a-1 under the
1940 Act, and further agrees to surrender promptly to the
Trust any records that it maintains for the Series upon
request by the Trust.
	(d)	At such times as shall be reasonably
requested by the Board or Mitchell Hutchins, the Sub-
Adviser will provide the Board and Mitchell Hutchins with
economic and investment analyses and reports as well as
quarterly reports setting forth the performance of the
Series or Segment and make available to the Board and
Mitchell Hutchins any economic, statistical and
investment services that the Sub-Adviser normally makes
available to its institutional or other customers.
	(e)	In accordance with procedures adopted by
the Board, as amended from time to time, the Sub-Adviser
is responsible for assisting in the fair valuation of all
portfolio securities in the Series or Segment and will use
its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Sub-Adviser
for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an
automated pricing service.
	3.	Further Duties.  In all matters relating to
the performance of this Contract, the Sub-Adviser will act
in conformity with the Trust's Declaration of Trust, By-
Laws and Registration Statement and with the written
instructions and written directions of the Board and
Mitchell Hutchins; and will comply with the requirements
of the 1940 Act and the Investment Advisers Act of 1940,
as amended ("Advisers Act") and the rules under each,
Subchapter M of the Internal Revenue Code ("Code"), as
applicable to regulated investment companies; and all
other federal and state laws and regulations applicable to
the Trust and the Series.  Mitchell Hutchins agrees to
provide to the Sub-Adviser copies of the Trust's
Declaration of Trust, By-Laws, Registration Statement,
written instructions and directions of the Board and
Mitchell Hutchins, and any amendments or supplements
to any of these materials as soon as practicable after such
materials become available; and further agrees to identify
to the Sub-Adviser in writing any broker-dealers that are
affiliated with Mitchell Hutchins (other than PaineWebber
Incorporated and Mitchell Hutchins itself).
	4.	Expenses.  During the term of this
Contract, the Sub-Adviser will bear all expenses incurred
by it in connection with its services under this Contract.
The Sub-Adviser shall not be responsible for any expenses
incurred by the Trust, the Series or Mitchell Hutchins.
	5.	Compensation.
(a)	For the services provided and the expenses assumed
by the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, not the Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Series or Segment (computed in the manner specified in the Management Agreement) up to and including $200 million and 0.12% of the average daily net assets of the Series or Segment (computed in the manner specified in the Management
Agreement) above $200 million and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed.
If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Series within the Sub-Adviser's Segment.
(b)	The fee shall be accrued daily and payable monthly
to the Sub-Adviser on or before the last business day of the next succeeding calendar month.
	(c)	If this Contract becomes effective or
terminates before the end of any month, the fee for the
period from the effective date to the end of the month or
from the beginning of such month to the date of
termination, as the case may be, shall be pro-rated
according to the proportion that such period bears to the
full month in which such effectiveness or termination
occurs.
	6.	Limitation of Liability.
	(a)	The Sub-Adviser shall not be liable for any
error of judgment or mistake of law or for any loss suffered by the Series, the Trust, its shareholders or by Mitchell
Hutchins in connection with the matters to which this
Contract relates, except a loss resulting from willful
misfeasance, bad faith or gross negligence on its part in
the performance of its duties or from reckless disregard by
it of its obligations and duties under this Contract.
	(b)	In no event will the Sub-Adviser have any
responsibilities for any other series of the Trust, for any
portion of the Series' investments not managed by the
Sub-Adviser or for the acts or omissions of any other sub-
adviser to the Trust or Series.
		In particular, in the event the Sub-Adviser
shall manage only a portion of the Series' investments, the
Sub-Adviser shall have no responsibility for the Series'
being in violation of any applicable law or regulation or
investment policy or restriction applicable to the Series as a whole or for the Series' failing to qualify as a regulated investment company under the Code, if the securities and
other holdings of the Segment managed by the Sub-
Adviser are such that such Segment would not be in such
violation or fail to so qualify if such segment were deemed
a separate series of the Trust or a separate "regulated
investment company" under the Code.
		Nothing in this section shall be deemed a
limitation or waiver of any obligation or duty that may not
by law be limited or waived.
	7.	Representations of Sub-Adviser.  The Sub-
Adviser represents, warrants and agrees as follows:
	(a)	The Sub-Adviser (i) is registered as an
investment adviser under the Advisers Act and will
continue to be so registered for so long as this Contract
remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services
contemplated by this Contract; (iii) has met and will seek
to continue to meet for so long as this Contract remains in
effect, any other applicable federal or state requirements,
or the applicable requirements of any regulatory or
industry self-regulatory agency necessary to be met in
order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform
the services contemplated by this Contract; and (v) will
promptly notify Mitchell Hutchins of the occurrence of any
event that would disqualify the Sub-Adviser from serving
as an investment adviser of an investment company
pursuant to Section 9(a) of the 1940 Act or otherwise.
	(b)	The Sub-Adviser has adopted a written
code of ethics and appropriate procedures complying with
the requirements of Rule 17j-1 under the 1940 Act and
will provide Mitchell Hutchins and the Board with a copy
of such code of ethics, together with evidence of its
adoption.  Within fifteen days of the end of the last
calendar quarter of each year that this Contract is in
effect, the president or a vice president of the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has
complied with the requirements of Rule 17j-1 during the
previous year and that there has been no material
violation of the Sub-Adviser's code of ethics or, if such a
violation has occurred, that appropriate action was taken
in response to such violation.  Upon the written request of
Mitchell Hutchins, the Sub-Adviser shall permit Mitchell
Hutchins, its employees or its agents to examine the
reports required to be made by the Sub-Adviser pursuant
to Rule 17j-1 and all other records relevant to the Sub-
Adviser's code of ethics.
	(c)	The Sub-Adviser has provided Mitchell
Hutchins with a copy of its Form ADV, as most recently
filed with the Securities and Exchange Commission
("SEC") and promptly will furnish a copy of all
amendments to Mitchell Hutchins at least annually.
	(d)	The Sub-Adviser will notify Mitchell
Hutchins of any change of control of the Sub-Adviser,
including any change of its general partners or 25%
shareholders or 25% limited partners, as applicable, and
any changes in the key personnel who are either the
portfolio manager(s) of the Series or senior management of
the Sub-Adviser, in each case prior to, or promptly after,
such change.
	(e)	The Sub-Adviser agrees that neither it, nor
any of its affiliates, will in any way refer directly or
indirectly to its relationship with the Series, the Trust,
Mitchell Hutchins or any of their respective affiliates in
offering, marketing or other promotional materials without
the prior express written consent of Mitchell Hutchins.
8.  	Services Not Exclusive.  The services
furnished by the Sub-Adviser hereunder are
not to be deemed exclusive and the Sub-
Adviser shall be free to furnish similar services
to others so long as its services under this
Contract are not impaired thereby or unless
otherwise agreed to by the parties hereunder in
writing.  Nothing in this Contract shall limit or
restrict the right of any trustee, director, officer
or employee of the Sub-Adviser, who may also
be a Trustee, officer or employee of the Trust,
to engage in any other business or to devote
his or her time and attention in part to the
management or other aspects of any other
business, whether of a similar nature or a
dissimilar nature.
	9.	Duration and Termination.
(a)	This Contract shall become effective upon the day
and year first written above, provided that this Contract has been approved for the Series by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast at a meeting called for the purpose of voting on such approval and in which the Trustees may participate by any means of communication that allows all Trustees participating to hear each other simultaneously during the meeting.
(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for a period of 150 days after the day and year first above written.
	(c)	Notwithstanding the foregoing, with
respect to the Series, this Contract may be terminated at
any time, without the payment of any penalty, by vote of
the Board or by a vote of a majority of the outstanding
voting securities of the Series on ten days' written notice
to the Sub-Adviser and may be terminated by the Sub-
Adviser at any time, without the payment of any penalty,
on sixty days' written notice to Mitchell Hutchins.  The
Contract may also be terminated, without payment of
penalty, by Mitchell Hutchins (i) upon material breach by
the Sub-Adviser of any of the representations and
warranties set forth in Paragraph 7 of this Contract, if
such breach shall not have been cured within a 20 day
period after notice of such breach or (ii) if, in the
reasonable judgment of Mitchell Hutchins, the Sub-
Adviser becomes unable to discharge its duties and
obligations under this Contract, including circumstances
such as financial insolvency of the Sub-Adviser or other
circumstances that could adversely affect the Series.
	10.	Amendment of this Contract.  No provision
of this Contract may be changed, waived, discharged or
terminated orally, but only by an instrument in writing
signed by the party against whom enforcement of the
change, waiver, discharge or termination is sought.  No
amendment of this Contract as to the Series shall be
effective until approved by vote of the Independent
Trustees or a majority of the Series' outstanding voting
securities.
	11.	Governing Law.  This Contract shall be
construed in accordance with the 1940 Act and the laws of
the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable
provisions of the 1940 Act, the latter shall control.
	12.	Miscellaneous.  The captions in this
Contract are included for convenience of reference only
and in no way define or delimit any of the provisions
hereof or otherwise affect their construction or effect.  If any provision of this Contract shall be held or made
invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.
This Contract shall be binding upon and shall inure to the
benefit of the parties hereto and their respective
successors.  As used in this Contract, the terms "majority
of the outstanding voting securities," "affiliated person,"
"interested person," "assignment," "broker," "investment
adviser," "net assets," "sale," "sell" and "security" shall
have the same meaning as such terms have in the 1940
Act, subject to such exemption as may be granted by the
SEC by any rule, regulation or order.  Where the effect of a requirement of the federal securities laws reflected in any
provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to
incorporate the effect of such rule, regulation or order.
This Contract may be signed in counterpart.
	13.	Notices.  Any notice herein required is to be
in writing and is deemed to have been given to the Sub-
Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. O'Donnell, Deputy General Counsel. All notices provided to the Sub-
Adviser will be sent to the attention of Scott Dubchansky, Chief Investment Officer.
	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114
By:
	Name: Keith A. Weller
	Title:  First Vice President
By:
	Name:  Dianne E. O'Donnell
	Title:  Deputy General Counsel





Attest:

METROPOLITAN WEST ASSET
MANAGEMENT, LLC
11766 Wilshire Boulevard, Suite 1580
Los Angeles, California  90025
By:
	Name:
	Title:
By:
	Name:
	Title:



For period ending November 30, 2000

	Exhibit  Q1(e)

File number 811-4040

INTERIM SUB-ADVISORY CONTRACT
	Agreement made as of  October 10, 2000
("Contract") between MITCHELL HUTCHINS ASSET
MANAGEMENT INC., a Delaware corporation ("Mitchell
Hutchins"), and Massachusetts Financial Services
Company, a Delaware corporation ("Sub-Adviser").
	RECITALS
(1) Mitchell Hutchins has entered into an
Interim Investment Management and
Administration Agreement, dated October
10, 2000 ("Management Agreement"), with
PaineWebber Managed Invest ("Trust"), an
open-end management investment
company registered under the Investment
Company Act of 1940, as amended ("1940
Act"), with respect to the series of the Trust
designated as PaineWebber High Income
Fund ("Series");
(2) 2)  Mitchell Hutchins wishes to retain the
Sub-Adviser to furnish certain investment
advisory services to Mitchell Hutchins and
the Series; and
	(3)	The Sub-Adviser is willing to furnish such services
NOW, THEREFORE, in consideration of the premises and
mutual covenants herein contained, Mitchell Hutchins
and the Sub-Adviser agree as follows:
	1.	Appointment.  Mitchell Hutchins hereby
appoints the Sub-Adviser as an investment sub-adviser
with respect to the Series for the period and on the terms
set forth in this Contract.  The Sub-Adviser accepts that
appointment and agrees to render the services herein set
forth, for the compensation herein provided.
	2.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of
the Trust's Board of Trustees ("Board") and review by
Mitchell Hutchins, and any written guidelines adopted by
the Board or Mitchell Hutchins and furnished to the Sub-
Adviser, the Sub-Adviser will provide a continuous
investment program for all or a designated portion of the
assets ("Segment") of the Series, including investment
research and discretionary management with respect to all
securities and investments and cash equivalents in the
Series or Segment.  The Sub-Adviser will determine from
time to time what investments will be purchased, retained
or sold by the Series or Segment.  The Sub-Adviser will be
responsible for placing purchase and sell orders for
investments and for other related transactions for the
Series or Segment.  The Sub-Adviser will be responsible
for voting proxies of issuers of securities held by the
Series or Segment.  The Sub-Adviser understands that
the Series' assets need to be managed so as to permit it
to qualify or to continue to qualify as a regulated
investment company under Subchapter M of the Internal
Revenue Code, as amended ("Code").  The Sub-Adviser
will provide services under this Contract in accordance
with the Series' investment objective, policies and
restrictions as stated in the Trust's currently effective
registration statement under the 1940 Act, and any
amendments or supplements thereto ("Registration
Statement").
	(b)	The Sub-Adviser agrees that, in placing
orders with brokers, it will seek to obtain the best net
result in terms of price and execution; provided that, on
behalf of the Series, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research,
analysis, advice and similar services to execute portfolio
transactions on behalf of the Series or Segment, and the
Sub-Adviser may pay to those brokers in return for
brokerage and research services a higher commission than
may be charged by other brokers, subject to the Sub-
Adviser's determining in good faith that such commission
is reasonable in terms either of the particular transaction
or of the overall responsibility of the Sub-Adviser to the
Series or its other clients and that the total commissions
paid by the Series or Segment will be reasonable in
relation to the benefits to the Series over the long term.  In no instance will portfolio securities be purchased from or
sold to Mitchell Hutchins or the Sub-Adviser, or any
affiliated person thereof, except in accordance with the
federal securities laws and the rules and regulations
thereunder.  The Sub-Adviser may aggregate sales and
purchase orders with respect to the assets of the Series or
Segment with similar orders being made simultaneously
for other accounts advised by the Sub-Adviser or its
affiliates.  Whenever the Sub-Adviser simultaneously
places orders to purchase or sell the same security on
behalf of the Series and one or more other accounts
advised by the Sub-Adviser, the orders will be allocated as
to price and amount among all such accounts in a manner
believed to be equitable over time to each account.
Mitchell Hutchins recognizes that in some cases this
procedure may adversely affect the results obtained for the
Series or Segment.
	(c)	The Sub-Adviser will maintain all books
and records required to be maintained pursuant to the
1940 Act and the rules and regulations promulgated
thereunder with respect to transactions by the Sub-
Adviser on behalf of the Series or Segment, and will
furnish the Board and Mitchell Hutchins with such
periodic and special reports as the Board or Mitchell
Hutchins reasonably may request.  In compliance with the
requirements of Rule 31a-3 under the 1940 Act, the Sub-
Adviser hereby agrees that all records that it maintains for the Series are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940
Act any records that it maintains for the Trust and that
are required to be maintained by Rule 31a-1 under the
1940 Act, and further agrees to surrender promptly to the
Trust any records or copies thereof  that it maintains for
the Series upon request by the Trust.
	(d)	At such times as shall be reasonably
requested by the Board or Mitchell Hutchins, the Sub-
Adviser will provide the Board and Mitchell Hutchins with
economic and investment analyses and reports as well as
quarterly reports setting forth the performance of the
Series or Segment and make available to the Board and
Mitchell Hutchins any economic, statistical and
investment services that the Sub-Adviser normally makes
available to its institutional or other customers.
	(e)	In accordance with procedures adopted by
the Board, as amended from time to time, the Sub-Adviser
is responsible for assisting in the fair valuation of all
portfolio securities in the Series or Segment, in accordance with procedures adopted by the Board, as amended from
time to time. The Sub-Adviser will use its reasonable
efforts to arrange for the provision of a price from one or
more parties independent of the Sub-Adviser for each
portfolio security for which the custodian does not obtain
prices in the ordinary course of business from an
automated pricing service.
	3.	Further Duties.  In all matters relating to
the performance of this Contract, the Sub-Adviser and
Mitchell Hutchins will act in conformity with the Trust's
Declaration of Trust, By-Laws and Registration Statement
and with the written instructions and written directions of
the Board and will comply with the requirements of the
1940 Act and the Investment Advisers Act of 1940, as
amended ("Advisers Act") and the rules under each,
Subchapter M of the Internal Revenue Code ("Code"), as
applicable to regulated investment companies; and all
other federal and state laws and regulations applicable to
the Trust and the Series.  Mitchell Hutchins agrees to
provide to the Sub-Adviser copies of the Trust's
Declaration of Trust, By-Laws, Registration Statement,
written instructions and directions of the Board and
Mitchell Hutchins, and any amendments or supplements
to any of these materials as soon as practicable after such
materials become available; and further agrees to identify
to the Sub-Adviser in writing any broker-dealers that are
affiliated with Mitchell Hutchins (other than PaineWebber
Incorporated and Mitchell Hutchins itself).
	4.	Expenses.  During the term of this
Contract, the Sub-Adviser will bear all expenses incurred
by it in connection with its services under this Contract.
The Sub-Adviser shall not be responsible for any expenses
incurred by the Trust, the Series or Mitchell Hutchins.
	5.	Compensation.
(a)	For the services provided and the expenses assumed
by the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, not the Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate of 0.45% of the average daily net assets of the Series or Segment (computed in the manner specified in the Management Agreement) and will provide the Sub-
Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Series within the Sub-Adviser's Segment.
(b)	The fee shall be accrued daily and payable monthly
to the Sub-Adviser on or before the fifteenth day of the next succeeding calendar month.
	(c)	If this Contract becomes effective or
terminates before the end of any month, the fee for the
period from the effective date to the end of the month or
from the beginning of such month to the date of
termination, as the case may be, shall be pro-rated
according to the proportion that such period bears to the
full month in which such effectiveness or termination
occurs.
6. Limitation of Liability.
	(a)	The Sub-Adviser shall not be liable for any
error of judgment or mistake of law or for any loss suffered by the Series, the Trust, its shareholders or by Mitchell
Hutchins in connection with the matters to which this
Contract relates, except a loss resulting from willful
misfeasance, bad faith or gross negligence on its part in
the performance of its duties or from reckless disregard by
it of its obligations and duties under this Contract.
	(b)	Mitchell Hutchins shall indemnify, defend
and hold harmless the Sub-Adviser, its affiliates, and each
of their respective directors, officers, employees,
shareholders, agents and representatives (collectively, the "Indemnities") from and against any and all losses, claims, damages, liabilities, costs and expenses (including
reasonable attorney's fees) arising from or related to the
services contemplated under this Agreement, except to the
extent any such losses, claims, damages, liabilities, costs
and expenses result from willful misfeasance, bad faith or
gross negligence on the Sub-Adviser's part in the
performance of its duties or from reckless disregard by the
Sub-Adviser of its obligations and duties under this
Agreement.
	(c)	In no event will the Sub-Adviser have any
responsibilities for any other series of the Trust, for any
portion of the Series' investments not managed by the
Sub-Adviser or for the acts or omissions of any other sub-
adviser to the Trust or Series.
		In particular, in the event the Sub-Adviser
shall manage only a portion of the Series' investments, the
Sub-Advisor shall have no responsibility for the Series'
being in violation of any applicable law or regulation or
investment policy or restriction applicable to the Series as a whole or for the Series' failing to qualify as a regulated investment company under the Code, if the securities and
other holdings of the Segment managed by the Sub-
Adviser are such that such Segment would not be in such
violation or fail to so qualify if such segment were deemed
a separate series of the Trust or a separate "regulated
investment company" under the Code.
		Nothing in this section shall be deemed a
limitation or waiver of any obligation or duty that may not
by law be limited or waived.
7. Representations
	(a)        The Sub-Adviser (i) is registered as an
investment adviser under the Advisers Act and will
continue to be so registered for so long as this Contract
remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services
contemplated by this Contract; (iii) has met and will seek
to continue to meet for so long as this Contract remains in
effect, any other applicable federal or state requirements,
or the applicable requirements of any regulatory or
industry self-regulatory agency necessary to be met in
order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform
the services contemplated by this Contract; and (v) will
promptly notify Mitchell Hutchins of the occurrence of any
event that would disqualify the Sub-Adviser from serving
as a sub-investment adviser of an investment company
pursuant to Section 9(a) of the 1940 Act or otherwise.
	(b) 	Mitchell Hutchins (i) is registered as an investment
adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services as investment adviser contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services as investment adviser contemplated by this Contract; and (iv) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify
Mitchell Hutchins from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
	(c)	The Sub-Adviser has adopted a written
code of ethics and appropriate procedures complying with
the requirements of Rule 17j-1 under the 1940 Act and
has provided Mitchell Hutchins and the Board with a copy
of such code of ethics, together with evidence of its
adoption.  Within thirty days of the end of the last
calendar quarter of each year that this Contract is in
effect, the president or a vice president of the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has
complied with the requirements of Rule 17j-1 during the
previous year and that there has been no material
violation of the Sub-Adviser's code of ethics or, if such a
violation has occurred, that appropriate action was taken
in response to such violation.  Upon the written request of
Mitchell Hutchins, the Sub-Adviser shall permit Mitchell
Hutchins, its employees or its agents to examine the
reports required to be made by the Sub-Adviser pursuant
to Rule 17j-1 which are relevant to the services provided
under this Contract.
	(d)	The Sub-Adviser has provided Mitchell
Hutchins with a copy of its Form ADV, as most recently
filed with the Securities and Exchange Commission
("SEC") and promptly will furnish a copy of all
amendments to Mitchell Hutchins at least annually.
	(e)	The Sub-Adviser will notify Mitchell
Hutchins of any change of control of the Sub-Adviser,
including any change of its general partners or 25%
shareholders or 25% limited partners, as applicable, and
any changes in the key personnel who are either the
portfolio manager(s) of the Series or senior management of
the Sub-Adviser, in each case prior to, or promptly after,
such change.
	(f)	The Sub-Adviser agrees that neither it, nor
any of its affiliates, will in any way refer directly or
indirectly to its relationship with the Series, the Trust,
Mitchell Hutchins or any of their respective affiliates in
offering, marketing or other promotional materials without
the prior express written consent of Mitchell Hutchins.
9.  	Services Not Exclusive.  The services
furnished by the Sub-Adviser hereunder are
not to be deemed exclusive and the Sub-
Adviser shall be free to furnish similar services
to others so long as its services under this
Contract are not impaired thereby or unless
otherwise agreed to by the parties hereunder in
writing.  Nothing in this Contract shall limit or
restrict the right of any trustee, director, officer
or employee of the Sub-Adviser, who may also
be a Trustee, officer or employee of the Trust,
to engage in any other business or to devote
his or her time and attention in part to the
management or other aspects of any other
business, whether of a similar nature or a
dissimilar nature.
	9.	Duration and Termination.
(a)	This Contract shall become effective upon the day
and year first written above, provided that this Contract has been approved for the Series by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast at a meeting called for the purpose of voting on such approval and in which the Trustees may participate by any means of communication that allow all Trustees participating to hear each other simultaneously during the meeting.
(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for a period of 150 days after the day and year first above written.
	(c)	Notwithstanding the foregoing, with
respect to the Series, this Contract may be terminated at
any time, without the payment of any penalty, by vote of
the Board or by a vote of a majority of the outstanding
voting securities of the Series on ten days' written notice
to the Sub-Adviser and may be terminated by the Sub-
Adviser at any time, without the payment of any penalty,
on sixty days' written notice to Mitchell Hutchins.  The
Contract may also be terminated, without payment of
penalty, by Mitchell Hutchins (i) upon material breach by
the Sub-Adviser of any of the representations and
warranties set forth in Paragraph 7 of this Contract, if
such breach shall not have been cured within a 20 day
period after notice of such breach or (ii) if, in the
reasonable judgment of Mitchell Hutchins, the Sub-
Adviser becomes unable to discharge its duties and
obligations under this Contract, including circumstances
such as financial insolvency of the Sub-Adviser or other
circumstances that could adversely affect the Series.
	10.	Amendment of this Contract.  No provision
of this Contract may be changed, waived, discharged or
terminated orally, but only by an instrument in writing
signed by the party against whom enforcement of the
change, waiver, discharge or termination is sought.  No
amendment of this Contract as to the Series shall be
effective until approved by vote of the Independent
Trustees or a majority of the Series' outstanding voting
securities.
	11.	Governing Law.  This Contract shall be
construed in accordance with the 1940 Act and the laws of
the State of  NewYork, without giving effect to the conflicts of laws principles thereof. to the extent that the applicable laws of the State of  New York conflict with the applicable
provisions of the 1940 Act, the latter shall control.
	12.	Miscellaneous.  The captions in this
Contract are included for convenience of reference only
and in no way define or delimit any of the provisions
hereof or otherwise affect their construction or effect.  If any provision of this Contract shall be held or made
invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.
This Contract shall be binding upon and shall inure to the
benefit of the parties hereto and their respective
successors.  As used in this Contract, the terms "majority
of the outstanding voting securities," "affiliated person,"
"interested person," "assignment," "broker," "investment
adviser," "net assets," "sale," "sell" and "security" shall
have the same meaning as such terms have in the 1940
Act, subject to such exemption as may be granted by the
SEC by any rule, regulation or order.  Where the effect of a requirement of the federal securities laws reflected in any
provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or
general application, such provision shall be deemed to
incorporate the effect of such rule, regulation or order.
This Contract may be signed in counterpart.
	13.	Notices.  Any notice herein required is to be
in writing and is deemed to have been given to the Sub-
Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. O'Donnell, Deputy General Counsel. All notices provided to the Sub-
Adviser will be sent to the attention of Robert T. Burns, Senior Vice President and Associate General Counsel.


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114
By:
	Name:
	Title:
By:
	Name:
	Title:





Attest:

MASSACHUSETTS FINANCIAL SERVICES
COMPANY
500 Boylston Street
Boston, Massachusetts 02116

By:
	Name:
	Title:
By:
	Name:
	Title:




For period ending November 30, 2000

	Exhibit 77Q1(e)

File number 811-4040


INTERIM INVESTMENT MANAGEMENT AND
ADMINISTRATION CONTRACT
Contract made as of October 10, 2000, between
PAINEWEBBER MANAGED INVESTMENTS TRUST, a
Massachusetts business trust ("Trust"), and MITCHELL
HUTCHINS ASSET MANAGEMENT INC. ("Mitchell
Hutchins"), a Delaware corporation registered as an
investment adviser under the Investment Advisers Act of
1940, as amended ("Advisers Act"), and as a
broker-dealer under the Securities Exchange Act of 1934,
as amended ("1934 Act");
WHEREAS the Trust is registered under the
Investment Company Act of 1940, as amended ("1940
Act"), as an open-end management investment company,
and is authorized to offer for public sale distinct series of shares of beneficial interest; and
WHEREAS the Trust desires and intends to have
one or more investment advisers ("Sub-Advisers") provide
investment advisory and portfolio management services
with respect to the series of shares of beneficial interest
of the Trust designated as PaineWebber U.S. Government
Income Fund, PaineWebber Investment Grade Income
Fund, PaineWebber High Income Fund and PaineWebber
Tax-Managed Equity Fund (each a "Series"); and
WHEREAS the Trust desires to retain Mitchell
Hutchins as investment manager and administrator to
furnish certain administrative and portfolio management
services to the Trust with respect to the Series, and
Mitchell Hutchins is willing to furnish such services;
NOW, THEREFORE, in consideration of the
premises and mutual covenants herein contained, it is
agreed between the parties hereto as follows:
1.	Appointment. The Trust hereby appoints
Mitchell Hutchins as investment manager and
administrator of the Trust and each Series for the period
and on the terms set forth in this Contract.  Mitchell
Hutchins accepts such appointment and agrees to render
the services herein set forth, for the compensation herein
provided.
2. 	Duties as Investment Manager;
Appointment of Sub-Advisers
(a)	Subject to the oversight and direction of the Trust's
Board of Trustees ("Board"), Mitchell Hutchins will provide to the
Trust investment management evaluation services principally by performing initial reviews of prospective Sub-Advisers for each
Series and supervising and monitoring performance of the Sub-
Advisers thereafter. Mitchell Hutchins agrees to report to the Trust the results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Trust in connection therewith.  Mitchell Hutchins further agrees to communicate
performance expectations and evaluations to the Sub-Advisers, and to recommend to the Trust whether agreements with Sub-Advisers should be renewed, modified or terminated.
(b)	Mitchell Hutchins is responsible for informing the
Sub-Advisers of the investment objective(s), policies and restrictions of the Series for which the Sub-Adviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser with respect to the Series for which the Sub-Adviser is responsible, and for monitoring the Sub-Advisers' discharge of their duties; but Mitchell Hutchins is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to it.
(c)	With respect to each Sub-Adviser for a Series,
Mitchell Hutchins shall enter into an agreement ("Sub-Advisory Agreement") with the Sub-Adviser in substantially the form previously approved by the Board.
(d)	Mitchell Hutchins shall be responsible for
the fees payable to and shall pay the Sub-Adviser of a
Series the fee as specified in the Sub-Advisory Agreement
relating thereto.
3.	Duties as Administrator.  Mitchell
Hutchins will administer the affairs of the Trust and
Series subject to the oversight and direction of the Board
and the following understandings:
(a)	Mitchell Hutchins will supervise all
aspects of the operations of the Trust and the Series,
including oversight of transfer agency, custodial and
accounting services, except as hereinafter set forth;
provided, however, that nothing herein contained shall
be deemed to relieve or deprive the Board of its
responsibility for and control of the conduct of the affairs of the Trust and the Series.
(b) 	Mitchell Hutchins will provide the Trust
and the Series with such corporate, administrative and
clerical personnel  (including officers of the Trust) and
services as are reasonably deemed necessary or advisable
by the Board, including the maintenance of certain books
and records of the Trust and Series.
(c)	Mitchell Hutchins will arrange, but not
pay, for the periodic preparation, updating, filing and
dissemination (as applicable) of the Trust's Registration
Statement, proxy material, tax returns and required
reports to shareholders of the Series and the Securities
and Exchange Commission and other appropriate federal
or state regulatory authorities.
(d) 	Mitchell Hutchins will provide the Trust
and the Series with, or obtain for it, adequate office
space and all necessary office equipment and services,
including telephone service, heat, utilities, stationery
supplies and similar items.
(e) 	Mitchell Hutchins will provide the Board
on a regular basis with economic and investment
analyses and reports and make available to the Board
upon request any economic, statistical and investment
services normally available to institutional or other
customers of Mitchell Hutchins.
4.	Further Duties. In all matters relating to
the performance of this Contract, Mitchell Hutchins will
act in conformity with the Declaration of Trust, By-Laws
and the currently effective registration statement of the
Trust and any amendments or supplements thereto
("Registration Statement") and with the instructions and
directions of the Board and will comply with the
requirements of the 1940 Act, the Advisers Act, and the
rules under each, and all other applicable federal and
state laws and regulations.
5.	Services Not Exclusive. The services
furnished by Mitchell Hutchins hereunder are not to be
deemed exclusive and Mitchell Hutchins shall be free to
furnish similar services to others so long as its services
under this Contract are not impaired thereby.  Nothing
in this Contract shall limit or restrict the right of any
director, officer or employee of Mitchell Hutchins, who
may also be a Trustee, officer or employee of the Trust, to
engage in any other business or to devote his or her time
and attention in part to the management or other
aspects of any other business, whether of a similar
nature or a dissimilar nature.
6. 	Expenses.
(a)	During the term of this Contract, each
Series will bear all expenses, not specifically assumed by
Mitchell Hutchins, incurred in its operations and the
offering of its shares.
(b) 	Expenses borne by each Series will
include but not be limited to the following (or the Series' proportionate share of the following): (i) the cost
(including brokerage commissions) of securities
purchased or sold by the Series and any losses incurred
in connection therewith; (ii) fees payable to and expenses
incurred on behalf of the Series by Mitchell Hutchins
under this Contract; (iii) filing fees and expenses relating to the registrations and qualification of the Series' shares and the Trust under federal and/or state securities laws
and maintaining such registration and qualifications;
(iv) fees and salaries payable to the Trust's Trustees and
officers who are not interested persons of the Trust or
Mitchell Hutchins; (v) all expenses incurred in
connection with the Trustees' services, including travel
expenses; (vi) taxes (including any income or franchise
taxes) and governmental fees; (vii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (viii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief
asserted against the Trust or the Series for violation of
any law; (ix) legal, accounting and auditing expenses,
including legal fees of special counsel for those Trustees
of the Trust who are not interested persons of the Trust;
(x) charges of custodians, transfer agents and other
agents; (xi) costs of preparing share certificates;
(xii) expenses of setting in type and printing prospectuses
and supplements thereto, statements of additional
information and supplements thereto, reports and proxy
materials for existing shareholders; (xiii) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports
and proxy materials to existing shareholders; (xiv) any
extraordinary expenses (including fees and
disbursements of counsel, costs of actions, suits or
proceedings to which the Trust is a party and the
expenses the Trust may incur as a result of its legal
obligation to provide indemnification to its officers,
Trustees, agents and shareholders) incurred by the Trust
or the Series; (xv) fees, voluntary assessments and other
expenses incurred in connection with membership in
investment company organizations; (xvi) costs of mailing
and tabulating proxies and costs of meetings of
shareholders, the Board and any committees thereof;
(xvii) the cost of investment company literature and other
publications provided by the Trust to its Trustees and
officers; (xviii) costs of mailing, stationery and
communications equipment; (xix) expenses incident to
any dividend, withdrawal or redemption options;
(xx) charges and expenses of any outside pricing service
used to value portfolio securities; (xxi) interest on
borrowings of the Trust; and (xxii) fees or expenses
related to license agreements with respect to securities
indices.
(c) 	The Trust or a Series may pay directly any
expenses incurred by it in its normal operations and, if
any such payment is consented to by Mitchell Hutchins
and acknowledged as otherwise payable by Mitchell
Hutchins pursuant to this Contract, a Series may reduce
the fee payable to Mitchell Hutchins pursuant to
Paragraph 7 thereof by such amount. To the extent that
such deductions exceed the fee payable to Mitchell
Hutchins on any monthly payment date, such excess
shall be carried forward and deducted in the same
manner from the fee payable on succeeding monthly
payment dates.
(d) 	Mitchell Hutchins will assume the cost of
any compensation for services provided to the Trust
received by the officers of the Trust and by those
Trustees who are interested persons of the Trust.
(e) 	The payment or assumption by Mitchell
Hutchins of any expenses of the Trust or a Series that
Mitchell Hutchins is not required by this Contract to pay
or assume shall not obligate Mitchell Hutchins to pay or
assume the same or any similar expense of the Trust or a
Series on any subsequent occasion.
7. 	Compensation.
(a)	 For the services provided and the
expenses assumed pursuant to this Contract, with
respect to the Series, the Trust will pay to Mitchell
Hutchins a fee, computed daily and paid monthly, at an
annual rate as set forth below, expressed as a percentage
of average daily net assets of the applicable Series:
PaineWebber U.S. Government Income Fund..........
0.50%
PaineWebber Investment Grade Income
Fund..........
0.50%
PaineWebber High Income
Fund..............................
0.50%
PaineWebber Tax-Managed Equity Fund.................
0.75%

(b)	The fee shall be computed daily and paid
monthly to Mitchell Hutchins on or before the first
business day of the next succeeding calendar month.
(c)	If this Contract becomes effective or
terminates before the end of any month, the fee for the
period from the effective day to the end of the month or
from the beginning of such month to the date of
termination, as the case may be, shall be prorated
according to the proportion which such period bears to
the full month in which such effectiveness or termination
occurs.
8.	Limitation of Liability of Mitchell
Hutchins.  Mitchell Hutchins and its officers, directors,
employees and delegates, including any Sub-Adviser to a
Series, shall not be liable for any error of judgment or
mistake of law or for any loss suffered by the Trust, the
Series or any of its shareholders, in connection with the
matters to which this Contract relates, except to the
extent that such a loss results from willful misfeasance,
bad faith or gross negligence on its part in the
performance of its duties or from reckless disregard by it
of its obligations and duties under this Contract.  Any
person, even though also an officer, director, employee,
or agent of Mitchell Hutchins, who may be or become an
officer, Trustee, employee or agent of the Trust shall be
deemed, when rendering services to a Series or the Trust
or acting with respect to any business of the Series or
the Trust, to be rendering such service to or acting solely
for the Series or the Trust and not as an officer, director, employee, or agent or one under the control or direction
of Mitchell Hutchins even though paid by it.
9.	Limitation of Liability of the Trustees and
Shareholders of the Trust. The Trustees of the Trust and the shareholders of any Series shall not be liable for any obligations of any Series or the Trust under this Agreement and Mitchell Hutchins agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.
10. 	Duration and Termination.
(a)	This Contract shall become effective for each Series
upon the day and year first written above, provided that this Contract has been approved for the Series by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party cast at a meeting called for the purpose of voting on such approval and in which the Trustees may participate by any means of communication that allows all Trustees participating to hear each other simultaneously during the meeting.
(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for the Series for a period of 150 days after the day and year first above written.
(c)	Notwithstanding the foregoing, with
respect to a Series, this Contract may be terminated at
any time, without the payment of any penalty, by vote of
the Board or by a vote of a majority of the outstanding
voting securities of the Series on ten days' written notice
to Mitchell Hutchins and may be terminated by Mitchell
Hutchins at any time, without the payment of any
penalty, on sixty days' written notice to the Trust.
Termination of this Contract with respect to a Series
shall in no way affect the continued validity of this
Contract or the performance thereunder with respect to
any other Series.
11.	Amendment of this Contract.  No
provision of this Contract may be changed, waived,
discharged or terminated orally, but only by an
instrument in writing signed by the party against which
enforcement of the change, waiver, discharge or
termination is sought, and no amendment of this
contract as to a Series shall be effective until approved
by vote of the Independent Trustees or a majority of the
Series' outstanding voting securities.
12.	Governing Law.  This Contract shall be
construed in accordance with the laws of the State of
New York, without giving effect to the conflicts of laws
principles thereof, and in accordance with the 1940 Act,
provided, however, that section 9 above will be construed
in accordance with the laws of the Commonwealth of
Massachusetts.  To the extent that the applicable laws of
the State of New York or the Commonwealth of
Massachusetts conflict with the applicable provisions of
the 1940 Act, the latter shall control.
13.	Miscellaneous.  The captions in this
Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.
This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms
"majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker,"
"investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940
Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.


PAINEWEBBER MANAGED INVESTMENTS TRUST
Attest:  /s/ Cristina Paradiso
	Assistant Secretary
By  /s/ Dianne E. O'Donnell
Name: Dianne E. O'Donnell
Title: Vice President and Secretary

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
Attest:  /s/ Keith A. Weller
	First Vice President and Associate
	General Counsel
By  /s/ Amy R. Doberman
Name: Amy R. Doberman
Title: Senior Vice President and General Counsel